AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into and effective as of December 31, 2019, (the “Amendment Date”), by and between Samson Oil and Gas USA, Inc., a Colorado corporation (“Company”), and Terence M. Barr (“Employee”) in order to amend that certain Amended and Restated Employment Agreement between Employee and Company originally dated January 1, 2018 (the “Agreement”).  All capitalized terms not defined herein shall have the meaning given to them in the Agreement.

Recitals

By this Amendment, Company and Employee wish to amend the Agreement to extend its Term to March 31, 2020.

Amendment

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, Company and Employee agree to amend the Agreement as follows:

A.Section 1.1 of the Agreement is deleted and the following new Section 1.1 is inserted in its place:

1.1Employment and Term.  Company hereby agrees to employ Employee and Employee hereby agrees to serve Company, on the terms and conditions set forth herein, for the period commencing on the Effective Date and continuing through March 31, 2020, unless sooner terminated in accordance with the terms and conditions hereof (the “Term”).  The Term will not be extended unless the parties agree otherwise in writing.  If Employee continues to be employed after the end of the Term, he will be an at will employee without the benefit of any of the terms of this Agreement.

B.Miscellaneous.  This Amendment (a) shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to principles of conflict of laws; (b) may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document; and (c) constitutes the entire agreement of the parties and may not be modified except by a writing signed by all parties.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date set forth above.

COMPANY:
SAMSON OIL AND GAS USA, INC.
By:
Mark Ulmer, Chief Operating Officer

PARENT:
SAMSON OIL AND GAS LIMITED
By:
Peter Hill, Director
Attest:
Nicholas Ong, Secretary
EMPLOYEE:
Terence M. Barr